UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2005
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                                 CANDIE'S, INC.
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             (Exact name of registrant as specified in its charter)


  Delaware                       0-10593                         11-2481093
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(State or Other                (Commission                     (IRS Employer
Jurisdiction of                File Number)                  Identification No.)
Incorporation)

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215 West 40th Street, New York, NY                                  10018
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code   (212) 730-0030
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 3.02 Unregistered Sales of Equity Securities

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


     On June 7, 2005, Candie's, Inc. (the "Company") issued to UCC Consulting Corporation, ("UCC"), a company whose sole shareholder and President is Robert D'Loren, a former Director of the Company who resigned his directorship with the Company on June 6, 2005, a ten-year warrant ("Warrant") to purchase an aggregate of 1,000,000 shares of the Company's common stock ("Warrant Shares") at a price of $5.98 per share, subject to anti-dilution adjustments under certain conditions. The Warrant was issued in connection with the Company's entering into an agreement with UCC (the "Agreement") pursuant to which UCC will act, for a 36 month term, as the Company's exclusive advisor in connection with providing various advisory services in connection with the Company's desire to acquire various companies in the apparel or footwear industries (the "Targets"). The Warrant vests as to (a) 333,334 Warrant Shares upon consummation of the first acquisition of a Target, (b) 333,333 Warrant Shares upon consummation of the second acquisition of a Target and (c) 333,333 Warrant Shares upon consummation of the third acquisition of a Target, provided, however, that no such vesting will occur with respect to the closing of an acquisition where the "enterprise value" of the Target is $10 million or less. The Warrant also grants the holder certain registration rights with respect to the Warrant Shares. The Warrant was issued to UCC, which is an "accredited investor", in a privately negotiated transaction pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933.

          The Company has not entered into any agreement to acquire any Target and there can be no assurance that the Company will do so in the future.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     CANDIE'S, INC.
                                                     (Registrant)


                                                     By:/s/Neil Cole
                                                        ------------------------
                                                        Neil Cole
                                                        Chief Executive Officer


Date:   June 10, 2005